Quarterly Report

July 31, 2019

SPDR® Dow Jones Industrial AverageSM ETF Trust

A Unit Investment Trust

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Fund Distributors, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

“SPDR® ” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Fund Distributors, LLC. No financial product offered by State Street Global Advisors Fund Distributors, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust

July 31, 2019

(Unaudited)

Schedule of Investments (Unaudited)	1

Notes to Schedule of Investments (Unaudited)	2

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments

July 31, 2019 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS — 99.9%
3M Co.	5,538,539	$967,693,534
American Express Co.	5,538,539	688,828,095
Apple, Inc.	5,538,539	1,179,930,349
Boeing Co.	5,538,539	1,889,638,736
Caterpillar, Inc.	5,538,539	729,259,430
Chevron Corp.	5,538,539	681,849,536
Cisco Systems, Inc.	5,538,539	306,835,061
Coca-Cola Co.	5,538,539	291,493,308
Dow, Inc.	5,538,539	268,286,829
Exxon Mobil Corp.	5,538,539	411,845,760
Goldman Sachs Group, Inc.	5,538,539	1,219,198,590
Home Depot, Inc.	5,538,539	1,183,530,399
Intel Corp.	5,538,539	279,973,146
International Business Machines Corp.	5,538,539	821,033,021
Johnson & Johnson	5,538,539	721,228,549
JPMorgan Chase & Co.	5,538,539	642,470,524
McDonald’s Corp.	5,538,539	1,167,080,938
Merck & Co., Inc.	5,538,539	459,643,352
Microsoft Corp.	5,538,539	754,736,710
NIKE, Inc. Class B	5,538,539	476,480,510
Pfizer, Inc.	5,538,539	215,116,855
Procter & Gamble Co.	5,538,539	653,769,144
Travelers Cos., Inc.	5,538,539	812,060,588
United Technologies Corp.	5,538,539	739,948,810
UnitedHealth Group, Inc.	5,538,539	1,379,151,596
Verizon Communications, Inc.	5,538,539	306,115,051
Visa, Inc. Class A	5,538,539	985,859,942
Walgreens Boots Alliance, Inc.	5,538,539	301,794,990
Walmart, Inc.	5,538,539	611,343,935
Walt Disney Co.	5,538,539	792,066,462

TOTAL COMMON STOCKS (Cost $21,819,600,171)		$21,938,263,750

The following table summarizes the value of the Trust’s investments according to the fair value hierarchy as of July 31, 2019.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$21,938,263,750	$—	$—	$21,938,263,750

See accompanying Notes to Schedule of Investments.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Schedule of Investments

July 31, 2019 (Unaudited)

Security Valuation

The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value and the prices used by the Trust’s underlying index, Dow Jones Industrial Average (“DJIA”), which in turn could result in a difference between the Trust’s performance and the performance of the DJIA.

The Trustee values the Trust’s assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Schedule of Investments – (continued)

July 31, 2019 (Unaudited)

Aggregate Unrealized Appreciation and Depreciation

As of July 31, 2019, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Dow Jones Industrial Average ETF Trust	$21,819,601,018	$1,346,026,373	$1,227,363,641	$118,662,732

Other information regarding the Trust is available in the Trust’s most recent report to shareholders. This information is also available on the Trust’s website at www.spdrs.com as well as on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

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